                                                                   EXHIBIT 10.18

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT F.


Warrant to Purchase
  "N"   shares
-------

                       Warrant to Purchase Common Stock
             (Issued in Connection with Series C Preferred Stock)

     THIS CERTIFIES that ________________ or any subsequent holder hereof ("Holder"), has the right to purchase from FNet Corp. ("FNet"), a California corporation and a subsidiary of FRANKLIN TELECOMMUNICATIONS CORP., a California corporation ("FTEL"), up to "N" fully paid and nonassessable shares of FNet's
                            ---
common stock ("FNet Common Stock"), subject to adjustment as provided herein, at a price equal to the FNet Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (as defined below) and ending at 5:00 p.m., New York, New York time, on November ___, 2002 (the "Exercise Period")("Exercise Option # 1"); provided however, that if FNet fails to complete a public offering by June 30, 1998, the Holder has the option, upon written notice to FNet and FTEL no later than July 31, 1998 and in lieu of the right to purchase FNet common stock, to purchase from FTEL up to "N" fully paid
                                                                 ---
and nonassessable shares of common stock of FTEL ("Common Stock"), subject to adjustment as provided herein, at a price equal to the FTEL Exercise Price, as defined in Section 3 below, until the end of the Exercise Period ("Exercise Option # 2"). For purposes hereof, "N" shall equal the principal amount of Series C Preferred Stock purchased by the original Holder divided by the "Fixed Conversion Price", as defined in the Certificate of Determination of the Series C Preferred Stock. Holder purchased $__________ of Series C Preferred Stock, therefore "N" equals $_____________ divided by the "Fixed Conversion Price".

     Holder agrees with FTEL and FNet (individually referred to, as applicable, the "Company" and collectively as the "Companies") that this Warrant to Purchase Common

Stock of the Companies (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1.  Date of Issuance.
         -----------------

     This Warrant shall be deemed to be issued on November 5, 1997 ("Date of Issuance").

     2.  Exercise.
         --------

     (a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A, for FTEL pursuant to Exercise Option # 2 or Exhibit B, for FNet pursuant to Exercise Option # 1 (as applicable, the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of FTEL, attn: Helen West, 733 Lakefield Road, Westlake Village, CA 91361, Phone (805) 373-8688, Fax (805) 373-7373, or, as applicable, at the office of FNet, attn: President at the same address (or at such other office or agency as the applicable Company may designate in writing), by overnight mail, with an advance copy of the Exercise Form sent to FTEL or FNet, as applicable, and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

     (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the applicable Company, provided that the original Warrant and Exercise Form are received by the applicable Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the applicable Company, if Holder has not sent advance notice by facsimile.

     (c) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

     (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the applicable Company.

     3.  Payment of Warrant Exercise Price.
         ---------------------------------

     The "FNet Exercise Price" shall equal $1.00 per share and the "FTEL Exercise Price" shall equal the Fixed Conversion Price per share, each subject to adjustment as set forth herein.

     Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

     (a) Cash Exercise: cash, bank or cashiers check or wire transfer; or

     (b) Cashless Exercise: subject to the last sentence of this Section 3, surrender of this Warrant at the principal office of the applicable Company together with notice of cashless election, in which event the applicable Company shall issue Holder a number of shares of Common Stock computed using the following formula:

               X = Y (A-B)/A

where:  X = the number of shares of Common Stock to be issued to Holder.

        Y = the number of shares of Common Stock for which this Warrant is being exercised.

        A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(b), the "Market Price" shall be defined as the average closing bid price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported on the OTC Bulletin Board, or if no longer traded on the OTC Bulletin Board, the closing bid price on the principal national securities exchange or the over-the-counter on which the Common Stock is so traded and if not available, the mean of the high and low prices on the principal securities exchange on which the Common Stock is so traded. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

        B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised in a cashless exercise transaction if, on the Date of Exercise, the shares of Common Stock to be issued upon exercise of this Warrant would upon such issuance (x) be immediately transferable in the United States free of any restrictive legend, including without limitation under Rule 144; (y) be then registered pursuant to an effective registration statement filed pursuant to that certain Series C Registration Rights Agreement (the "Registration Rights Agreement") dated on or about November 17, 1997 by and among the Companies and certain investors; or (z) otherwise be registered under the Securities Act of 1933, as amended.

     4.  Transfer and Registration.
         -------------------------

     (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Companies, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

     (b) Registrable FTEL Securities. The FTEL Common Stock issuable upon the exercise of this Warrant constitutes "Registrable Securities" under that certain Registration Rights Agreement dated on or about November 17, 1997 between FTEL and certain investors and, accordingly, has the benefit of the registration rights pursuant to that agreement.

     (c) Registration Rights for FNet Common Stock.

          (i) Piggyback Registration.   If (but without any obligation to do so)
              ----------------------
FNet proposes, after its initial public offering, to register (including for this purpose a registration effected by FNet for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), FNet shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten
(10) days after mailing of such notice by FNet, FNet shall cause to be included in such registration statement under the Act all of the FNet Shares issuable upon exercise of this Warrant (the "FNet Registrable Securities") that each such Holder has requested to be registered ("Piggyback Registration") to the extent such inclusion does not violate the registration rights of any other Security holder of FNet granted prior to the date hereof; nothing herein shall prevent FNet from withdrawing or abandoning the registration statement prior to its effectiveness. The election of initiating Holders to participate in a Piggyback Registration Statement shall not impact the amount payable to investors pursuant to Section 2(a) herein except that the Late Registration Payment shall cease to accrue as of the date of effectiveness of the Piggyback Registration Statement. These rights shall exist as to one (1) such Registration Statement, unless an underwriter limits the number of Holder's securities to be included in such Registration Statement to less than all of Holder's securities, as set forth below.

          (ii) Demand Registration.   On or after the first anniversary of the
               -------------------
date on which FNet has completed an underwritten public offering of its Common Stock with net proceeds of $15 million or more, the Holder may, by written notice to FNet, require FNet to file a Registration Statement under the Act covering the Holder's FNet Registrable Securities (to the extent such FNet Registrable Securities were not eligible for inclusion in any previous Registration Statement). Upon receipt of such notice, FNet shall use its best efforts within reason to promptly effect the registration under the Securities Act, of such Shares as to which the Holder shall have requested registration in the written request specified above; provided, however, that in no event shall FNet be required to register the Shares if (1) the requests of the Holder (and all other Holders of FNet Registrable Securities) cover less than 25% of the shares of FNet's Common Stock issued or issuable upon exercise of the Warrants issued in connection with the issuance Series C Preferred Stock, or (2) the Board of Directors of FNet determines in good faith that filing a registration statement at the time requested may have a materially adverse effect on FNet and is not in the best interest of FNet, in which event the filing and processing of the registration statement may be deferred (but not for more than 120 days) until the likelihood of the occurrence of such material adverse effect is eliminated. FNet shall not be obligated to file any registration statement pursuant to this Section within 180 days following the effective date of any registration statements as to which FNet shall have given notice to the Holder as provided above.

          (iii) Limitation on Obligations to Register.
                -------------------------------------

          (a) In the case of a Piggyback Registration on an underwritten public offering by FNet, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all securities of the Holders' proposed to be included would interfere with the successful marketing of the securities proposed to be registered by FNet, then the number of such securities to be included in the registration statement, to the extent such securities may be included in such Piggyback Registration Statement shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of FNet Registrable Securities which each such Holder seeks to register bears to the total number of such securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement in customary form reasonably limiting the number of such securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such securities.

          (b) In the event FNet believes that shares sought to be registered under this Warrant by Holders do not require registration for public sale and the status of those shares is disputed, FNet shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to FNet's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation, without registration under the Act, by virtue of Rule 144 or similar provisions.

          (iv) General.  The provisions of Sections 6,7,8 and 9 of the Series C
               -------
Registration Rights Agreement, dated on or about November 18, 1997 between FTEL and certain investors named therein are hereby incorporated by reference, with the term "Company" referring to FNet and the term "Holder" referring to the Holder of this Warrant.

     5.  Anti-Dilution Adjustments.
         -------------------------

     (a) Stock Dividend. If the applicable Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of

Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

     (b) Recapitalization or Reclassification. If the applicable Company shall at any time effect a recapitalization, reclassification, stock splits, stock dividends or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. Each Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

     (c) Distributions. If the applicable Company shall at any time distribute for no consideration to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the applicable Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the applicable Company in its discretion) and the denominator of which is such Exercise Price.

     (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the applicable Company or another entity or there is a sale of all or substantially all the applicable Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

     (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this
Section 5 shall have the net effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

     (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6.  Fractional Interests.
         --------------------

         No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

     7.  Reservation of Shares.
         ---------------------

         Each Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. Each Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

     8.  Restrictions on Transfer.
         ------------------------

     (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

     (b) Assignment. If Holder can provide the applicable Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit C, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. Each Company shall effect the assignment within ten
(10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

     9.  Benefits of this Warrant.
         ------------------------

         Nothing in this Warrant shall be construed to confer upon any person other than the Companies and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Companies and Holder.

     10.  Applicable Law.
          --------------

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of California, without giving effect to conflict of law provisions thereof.

     11.  Loss of Warrant.
          ---------------

          Upon receipt by the Companies of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to each of the Companies, and upon surrender and cancellation of this Warrant, if mutilated, the Companies shall execute and deliver a new

Warrant of like tenor and date.

     12.  Notice or Demands.
          -----------------

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the applicable Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the applicable Company, to the applicable Company's address as set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by either Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the applicable Company's records, until another address is designated in writing by Holder.


     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the ______ day of November, 1997.


                                     FRANKLIN TELECOMMUNICATIONS CORP.

                                     By:  ________________________________

                                          _______________, _______________



                                     FNet CORP.

                                     By:  ________________________________

                                          _______________, _______________

                                   EXHIBIT A

                FRANKLIN TELECOMMUNICATIONS CORP. EXERCISE FORM

                     TO: FRANKLIN TELECOMMUNICATIONS CORP.

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Class A Common Stock (the "Common Stock") of FRANKLIN TELECOMMUNICATIONS CORP., a California corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:

________________________________________________________________________________
                                   Signature


________________________________________________________________________________
                                  Print Name


________________________________________________________________________________
                                    Address

________________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________________

                                   EXHIBIT B

                           FNet CORP. EXERCISE FORM

                                TO: FNet CORP.

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Class A Common Stock (the "Common Stock") of FNet CORP., a California corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:

Dated:


________________________________________________________________________________
                                   Signature


________________________________________________________________________________
                                   Print Name


________________________________________________________________________________
                                    Address

________________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________________

                                   EXHIBIT C

                                  ASSIGNMENT

                   (To be executed by the registered holder
                       desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase either _______ shares of the Common Stock of FNet Corp. or _________ shares of the Common Stock of FRANKLIN TELECOMMUNICATIONS CORP., evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of FTEL, with full power of substitution in the premises.

Dated:                        ______________________________

                                    Signature



Fill in for new registration of Warrant:

_________________________________________
                 Name

_________________________________________
               Address

_________________________________________
Please print name and address of assignee
      (including zip code number)

________________________________________________________________________________

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________________